SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 14, 2002

Date of Report (Date of earliest event reported)

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28018	77-0398689
(Commission File Number)	(IRS Employer Identification No.)

701 First Avenue	94089
Sunnyvale, California	(Zip Code)
(Address of principal executive offices)

(408) 349-3300

(Registrant’s telephone number, including area code)

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(c)	Exhibits

	99.1	Certificate of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 dated August 14, 2002

ITEM 9.	Regulation FD Disclosure.

On August 14, 2002, each of Terry S. Semel, Chief Executive Officer of the Company (the Company’s principal executive officer), and Susan L. Decker, Chief Financial Officer of the Company (the Company’s principal financial officer) provided the certification required pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002).  A copy of this certification is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

Dated: August 14, 2002	By:	/s/ Susan L. Decker
	Name:	Susan L. Decker
	Title:	Executive Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Certificate of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 dated August 14, 2002